Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): February 14, 2007.

ICrystal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29417	62-1581902
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6165 N.W. 86th Street, Johnston, Iowa 50131
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (651) 998-0612

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Form 8-K
ICrystal, Inc.
Item 4.01.	Change in Registrant's Certifying Accountant.

Mark Bailey & Company, Ltd. was replaced on February 14, 2007, as ICrystal, Inc.’s independent auditors. Mark Bailey & Company, Ltd.’s report dated April 13, 2004, on ICrystal, Inc.’s balance sheet of as of December 31, 2003, and the related statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2003, contained a going concern option, but did not contain any other an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. By letter dated December 15, 2005, Mark Bailey & Company, Ltd. advised ICrystal, Inc. that it had resigned as its independent auditor.

In connection with the audit of ICrystal, Inc.'s financial statements, and in the relevant subsequent interim periods, there were no disagreements with Mark Bailey & Company, Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Mark Bailey & Company, Ltd. would have caused Mark Bailey & Company, Ltd. to make reference to the matter in their report. ICrystal, Inc. has requested Mark Bailey & Company, Ltd. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 14, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K. ICrystal, Inc.’s new accountant, Farmer, Fuqua & Huff, P.C., was engaged on February 14, 2007, as ICrystal, Inc.'s principal accountant to audit the financial statements of ICrystal, Inc. The decision to change accountants was approved by the Board of Directors of ICrystal, Inc.

During the period ended December 31, 2004, and subsequent to December 31, 2004, through the date hereof, neither ICrystal, Inc. nor anyone on its behalf consulted with Farmer, Fuqua & Huff, P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ICrystal, Inc.'s financial statements, nor has Farmer, Fuqua & Huff, P.C. provided to ICrystal, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with ICrystal, Inc.'s former accountant, Mark Bailey & Company, Ltd.

ICrystal, Inc. has requested that Farmer, Fuqua & Huff, P.C. review the disclosure contained in this Current Report on Form 8-K and has provided Farmer, Fuqua & Huff, P.C. the opportunity to furnish ICrystal, Inc. with a letter addressed to the Commission containing any new information, clarification of ICrystal, Inc.'s expression of its views, or the respects in which Farmer, Fuqua & Huff, P.C. does not agree with the statements made by ICrystal, Inc. herein. Farmer, Fuqua & Huff, P.C. has advised ICrystal, Inc. that no such letter need be issued.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits:
Exhibit No.	Description
16.1	Letter from Mark Bailey & Company, Ltd. regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: February 14, 2007.	ICRYSTAL, INC.

By:	/s/ DEAN SUKOWATEY
Dean Sukowatey, President